Exhibit 32.1

CERTIFICATION

OF

CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Aircastle Limited (the “Company”) for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ron Wainshal, as Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by section 906 has been provided to Aircastle Limited and will be retained by Aircastle Limited and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Ron Wainshal
Ron Wainshal
Chief Executive Officer
Date: February 29, 2012